UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 12, 2003

Atlas Air Worldwide Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-25732	13-4146982

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Westchester Avenue, Purchase, New York	10577

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 701-8000

(Former name or former address, if changed since last report)

Atlas Air, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-25732	84-1207329

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Westchester Avenue, Purchase, New York	10577

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 701-8000

(Former name or former address, if changed since last report)

This combined Form 8-K is separately filed by Atlas Air Worldwide Holdings, Inc. and Atlas Air, Inc. Information contained herein relating to any individual registrant is filed by such registrant on its behalf. No registrant makes any representation as to information relating to any other registrant.

Item 5. Other Events and Required FD Disclosure.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-99.1 Forbearance Agreement - 1998 EETC
EX-99.2 Forbearance Agreement - 1999 EETC
EX-99.3 Forbearance Agreement - 2000 EETC
EX-99.4 Amendment to Forbearance Agreement - 1998
EX-99.5 Amendment to Forbearance Agreement - 1999
EX-99.6 Amendment to Forbearance Agreement - 2000
EX-99.7 2nd Amend to Forbearance Agreement - 1998
EX-99.8 2nd Amend to Forbearance Agreement - 1999
EX-99.9 2nd Amend to Forbearance Agreement - 2000
EX-99.10 1998 EETC Restructuring and Forbearance
EX-99.11 1999 EETC Restructuring and Forbearance
EX-99.12 2000 EETC Restructuring and Forbearance

Item 5. Other Events and Required FD Disclosure.

     As part of its ongoing restructuring efforts first announced in March 2003, Atlas Air Worldwide Holdings, Inc. today announced that its wholly-owned subsidiary, Atlas Air, Inc. (“Atlas Air”), entered into term sheet agreements reflecting an agreement, subject to Atlas Air’s compliance with the covenants and conditions set forth therein and the execution of final documentation, with the holders of a majority of its Class A Enhanced Equipment Trust Certificates (EETCs) regarding the restructuring of the Equipment Notes and Leases related to Atlas Air’s EETC financing transactions. On July 2, 2003, Atlas Air and a majority of the Class A holders entered into a forbearance agreement pursuant to which the Class A holders agreed to forbear from taking any action to cause the exercise of remedies concerning any defaults under the EETC financing transactions for an initial forbearance period of 60 days, which forbearance period was subsequently extended from August 31, 2003 to September 12, 2003. In connection with the term sheet agreements signed today, the Class A holders agreed to further extend the forbearance period until December 15, 2003, provided that Atlas Air complies with the covenants and conditions set forth in the term sheet agreements. This further extension of the forbearance period enables Atlas Air to work with the Class A holders to prepare final documentation relating to their agreement and will give Atlas Air time to negotiate with other parties to the EETC financing transactions to effect a restructuring of the EETC debt and leases. Copies of the forbearance agreements and the term sheet agreements are attached hereto as Exhibits 99.1 — 99.12 and are incorporated herein by reference.

     The term sheet agreements and the forbearance agreements provide that they are binding upon successors, assignees and tranferees of the holders of Class A Certificates who are parties to the term sheet agreements and forbearance agreements. The EETCs were issued in 1998, 1999 and 2000 to finance Atlas Air’s initial fleet of 12 Boeing 747-400 freighter aircraft.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit Number	Description

99.1	Forbearance Agreement Relating to 1998 EETC dated as of July 2, 2003.
99.2	Forbearance Agreement Relating to 1999 EETC dated as of July 2, 2003.
99.3	Forbearance Agreement Relating to 2000 EETC dated as of July 2, 2003.
99.4	Amendment to Forbearance Agreement Relating to 1998 EETC dated as of August 29, 2003.
99.5	Amendment to Forbearance Agreement Relating to 1999 EETC dated as of August 29, 2003.
99.6	Amendment to Forbearance Agreement Relating to 2000 EETC dated as of August 29, 2003.
99.7	Second Amendment to Forbearance Agreement Relating to 1998 EETC dated as of September 12, 2003.
99.8	Second Amendment to Forbearance Agreement Relating to 1999 EETC dated as of September 12, 2003.
99.9	Second Amendment to Forbearance Agreement Relating to 2000 EETC dated as of September 12, 2003.
99.10	1998 EETC Restructuring and Forbearance Term Sheet Agreement dated as September 12, 2003.
99.11	1999 EETC Restructuring and Forbearance Term Sheet Agreement dated as September 12, 2003.
99.12	2000 EETC Restructuring and Forbearance Term Sheet Agreement dated as September 12, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlas Air Worldwide Holdings, Inc.

DATE: September 12, 2003	By:	/s/ David W. Lancelot

David W. Lancelot
Senior Vice President & Chief Financial Officer

Atlas Air, Inc.

DATE: September 12, 2003	By:	/s/ David W. Lancelot

David W. Lancelot
Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

99.1	Forbearance Agreement Relating to 1998 EETC dated as of July 2, 2003.
99.2	Forbearance Agreement Relating to 1999 EETC dated as of July 2, 2003.
99.3	Forbearance Agreement Relating to 2000 EETC dated as of July 2, 2003.
99.4	Amendment to Forbearance Agreement Relating to 1998 EETC dated as of August 29, 2003.
99.5	Amendment to Forbearance Agreement Relating to 1999 EETC dated as of August 29, 2003.
99.6	Amendment to Forbearance Agreement Relating to 2000 EETC dated as of August 29, 2003.
99.7	Second Amendment to Forbearance Agreement Relating to 1998 EETC dated as of September 12, 2003.
99.8	Second Amendment to Forbearance Agreement Relating to 1999 EETC dated as of September 12, 2003.
99.9	Second Amendment to Forbearance Agreement Relating to 2000 EETC dated as of September 12, 2003.
99.10	1998 EETC Restructuring and Forbearance Term Sheet Agreement dated as September 12, 2003.
99.11	1999 EETC Restructuring and Forbearance Term Sheet Agreement dated as September 12, 2003.
99.12	2000 EETC Restructuring and Forbearance Term Sheet Agreement dated as September 12, 2003.